UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 11, 2009

Norwood Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28366	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(570) 253-1455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN REPORT

Item 4.01.	Changes in Registrant’s Certifying Accountant

On August 11, 2009, the Registrant dismissed Beard Miller Company LLP (“BMC”), Certified Public Accountants, as the Registrant’s independent public accountants, and engaged S.R. Snodgrass, A.C. (“Snodgrass”) to serve as the Registrant’s independent public accountants. The appointment of Snodgrass and the dismissal of BMC were approved by the Audit Committee of the Registrant’s Board of Directors.

BMC performed audits of the Registrant’s consolidated financial statements for the years ended December 31, 2008 and 2007. BMC’s reports did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2008 and from December 31, 2008 through August 11, 2009, there were no disagreements or reportable events between the Registrant and BMC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BMC, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended, have occurred during the two years ended December 31, 2008, or through August 11, 2009.

The Registrant provided BMC with a copy of the foregoing disclosures and requested that BMC furnish it with a letter addressed to the SEC stating whether or not BMC agreed with the statements made by the Registrant set forth above, and if not, stating the respects in which BMC did not agree. A copy of BMC’s response is included as Exhibit 16.

During the two years ended December 31, 2008 through the engagement of Snodgrass as the Registrant’s independent accountant, neither the Registrant nor anyone on its behalf has consulted Snodgrass with respect to any accounting or auditing issues regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with BMC on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of BMC, would have caused BMC to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of the Regulation S-K promulgated by the SEC.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits: The following exhibits are filed with this report.

16.1	Letter of concurrence from Beard Miller Company LLP, Certified Public Accountants, regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORWOOD FINANCIAL CORP.
Date: August 14, 2009	By:	/s/ William W. Davis, Jr.
William W. Davis, Jr. President and Chief Executive Officer